                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                             CARTER-WALLACE, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                             CARTER-WALLACE, INC.
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

Set forth the amount on which the filing fee is calculated and state how it was determined:

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

CARTER-WALLACE, INC.
1345 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10105

NOTICE AND CONSENT SOLICITATION STATEMENT
FOR ACTION TO BE TAKEN BY WRITTEN CONSENT
IN LIEU OF A MEETING OF STOCKHOLDERS

To Our Stockholders:

     Attached hereto is a Consent Solicitation Statement which solicits the written consent of the stockholders of Carter-Wallace, Inc., a Delaware corporation (the "Company"), to authorize and approve the adoption of the 1996 Long-Term Incentive Plan of the Company.

     The Board of Directors has approved the 1996 Long-Term Incentive Plan and is asking for stockholder approval by written consent in lieu of a meeting at this time. Attached to the Consent Solicitation Statement as Exhibit A is a copy of the 1996 Long-Term Incentive Plan.

     In order to ensure your representation in the action to be taken by written consent, you are requested to sign and date the consent card enclosed in the attached Consent Solicitation Statement as promptly as possible and return it in the enclosed envelope (to which no postage need be affixed if mailed in the United States). The consent solicitation period will end at 4:30 p.m., EST, on February 15, 1996.

                                          By Order of the Board of Directors,

                                          RALPH LEVINE
                                          Secretary

New York, New York
January 22, 1996

                              CARTER-WALLACE, INC.

             1345 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10105
                             ---------------------

            CONSENT SOLICITATION STATEMENT FOR STOCKHOLDER ACTION BY
                                WRITTEN CONSENT
                             ---------------------

     This Consent Solicitation Statement is furnished to the stockholders by the Board of Directors of Carter-Wallace, Inc., a Delaware corporation (the "Company"), for solicitation of the written consent of stockholders to authorize and approve the adoption of the 1996 Long-Term Incentive Plan (the "Plan") of the Company. On December 7, 1995, the Board of Directors adopted the proposed Plan, subject to approval by the stockholders by written consent in lieu of a meeting of stockholders. Attached to the Consent Solicitation Statement as Exhibit A is a copy of the Plan. The date of mailing of this Consent Solicitation Statement and the accompanying consent card is on or about January 22, 1996.

                        SOLICITATION OF WRITTEN CONSENTS

     Pursuant to the Company's bylaws and Delaware law, any action which may be taken at any annual or special meeting of the stockholders may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or to take such action at a meeting at which all shares entitled to vote thereon were present and voted. The matter being considered by the stockholders is being submitted for action by written consent, rather than by votes cast at a meeting.

     Attached to this Consent Solicitation Statement as Exhibit A is the text of the Plan being submitted for stockholder approval and adoption by written consent, which is more fully described under the caption "PROPOSAL TO APPROVE THE 1996 LONG-TERM INCENTIVE PLAN" below. The discussion and description of the Plan in this Consent Solicitation Statement is qualified in its entirety by reference to the full text of the Plan which is attached as Exhibit A. The Plan became effective on December 7, 1995 subject to the approval of shareholders. Written consents must be received by the Company on or before 4:30 p.m., EST, on February 15, 1996 (the "Effective Date").

     Stockholders are being requested to indicate approval of and consent to the adoption of the Plan by executing the enclosed consent card and by checking the box that corresponds to the action the stockholder wishes to take. FAILURE TO CHECK ANY OF THE BOXES WILL, IF THE CONSENT CARD HAS BEEN SIGNED, CONSTITUTE APPROVAL AND CONSENT TO THE ADOPTION OF THE PLAN.

     Execution of the consent card will constitute your approval, as a stockholder of the Company, of the Plan unless the "Consent Withheld" is marked. Marking the "Abstain" box will have the same effect as having marked the "Consent Withheld" box. Stockholders who do not approve and consent to the adoption of the Plan by execution of the consent card will receive prompt notice of the approval of the Plan by Consent if a sufficient number of written consents to approve the Plan are received by the Company on or before the Effective Date.

     Brokers who hold shares for the accounts of their clients may execute consents as directed by their clients. Broker non-votes will have the same effect as a consent card marked "Consent Withheld".

     The Board of Directors requests that each stockholder execute, date and mail or deliver the consent card to THE BANK OF NEW YORK, the transfer agent of the Company, at the following address:

                              THE BANK OF NEW YORK
                               101 Barclay Street
                               New York, New York 10286
                               Atten: Proxy Department

     An addressed envelope is provided for your convenience in returning the consent card. The consent card should be returned as soon as possible for receipt no later than 4:30 p.m., EST, on February 15, 1996.

REVOCATION OF WRITTEN CONSENTS

     Any consent card executed and delivered by a stockholder may be revoked by delivering written notice of such revocation to the transfer agent at the address set forth below prior to the Effective Date. Consent Cards may not be revoked after the Effective Date.

                              THE BANK OF NEW YORK
                               101 Barclay Street
                               New York, New York 10286
                               Atten: Proxy Department

METHOD AND COST OF SOLICITATION

     The Company will pay the entire cost of the preparation and mailing of this Consent Solicitation Statement, and all other costs of this solicitation. The Company has retained Corporate Investor Communications, Inc. ("CIC") to assist in the solicitation of consents for a fee of approximately $7,000 plus reimbursement for all reasonable out-of-pocket expenses. In addition, the Company will pay brokers, nominees, fiduciaries, or other custodians their reasonable expenses for sending consent solicitation materials to, and obtaining instructions from, persons for whom they hold stock of the Company.

     Solicitation of consents is being made by the Company, with the aid of CIC, through the mail, in person and by telecommunications. Consents may also be solicited in person or by telephone or telegram by the Directors, executive officers or other employees of the Company, who will not receive any compensation for such activities.

                                 VOTING RIGHTS

     Each holder of common stock, par value $1.00 per share, of the Company ("Common Stock") is entitled to one (1) vote for each such share registered in his or her name at the close of business on January 12, 1996 (the "Record Date"); and each holder of Class B Common Stock, par value $1.00 per share, of the Company ("Class B Common Stock") is entitled to ten (10) votes for each such share registered in his or her name at the close of business on the Record Date. As of the Record Date, the Company had 33,701,279 shares of Common Stock outstanding and entitled to vote and 12,466,976 shares of Class B Common Stock outstanding and entitled to vote. Holders of Common Stock and holders of Class B Common Stock give their consent together as a single class with regard to the adoption of the 1996 Long-Term Incentive Plan. On the Record Date, officers and directors of the Company and members of their immediate families beneficially owned an aggregate of 11,944,876 shares of Common Stock, representing 35.44% of the outstanding shares of Common Stock and an aggregate of 11,802,135 shares of Class B Common Stock, representing 94.67% of the outstanding shares of Class B Common Stock; such holdings represent 82.06%, in the aggregate, of the voting power of shares entitled to consent to the adoption of the 1996 Long-Term Incentive Plan. See "PRINCIPAL STOCKHOLDERS."

                             PRINCIPAL STOCKHOLDERS

     As used in this Consent Solicitation Statement, "beneficial ownership" means the sole or shared power to vote, or to direct the voting of, a security, or the sole or shared investment power with respect to a security (that is, the power to dispose of, or to direct the disposition of, a security). In addition, for purposes of this Consent Solicitation Statement, a person is deemed as of any date to have "beneficial ownership" of any security that such person has the right to acquire within 60 days after such date through the exercise of an option or similar right or otherwise and of any security held in the name of such person's spouse or minor children.

     As of the Record Date, the only persons known to the Company who beneficially owned more than 5% of either the outstanding shares of Common Stock or the outstanding shares of Class B Common Stock were Scudder, Stevens & Clark, Inc., 345 Park Avenue, New York, New York 10158, State of Wisconsin Investment Board, P.O. Box 7842, Madison, Wisconsin 53707, and The CPI Development Corporation, 229 South State Street, Dover, Delaware 19901 ("CPI") and its directors and stockholders. CPI is a personal holding company, the assets of which consist of 11,754,000 shares of Common Stock, which represent 34.88% of the outstanding shares of Common Stock, and 11,754,000 shares of Class B Common Stock, which represent 94.28% of the outstanding shares of Class B Common Stock. The directors of CPI are Henry H. Hoyt, Jr., Chairman of the Board of Directors and Chief Executive Officer of the Company, Richard L. Cruess and Suzanne H. Garcia. Henry H. Hoyt, Jr., Richard L. Cruess and Suzanne H. Garcia are the beneficial owners of substantially all the outstanding voting securities of CPI. Certain information as to such stockholders and the number of shares of Common Stock and of Class B Common Stock beneficially owned by all officers and directors of the Company as a group as of the Record Date is set forth on the following page.

                                                    AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP
                                          -------------------------------------------------------------
                                                                            CLASS B
                                            COMMON           PERCENT         COMMON           PERCENT
            NAME AND ADDRESS                STOCK          OF CLASS(1)       STOCK          OF CLASS(1)
----------------------------------------  ----------       -----------     ----------       -----------
THE CPI DEVELOPMENT CORPORATION.........  11,754,000          34.88%       11,754,000          94.28%
  229 South State Street
  Dover, Delaware 19901(5)
HENRY H. HOYT, JR.......................  11,886,509(2)(3)    35.27%       11,785,560(2)(3)    94.53%
  1345 Avenue of the Americas
  New York, New York 10105(5)
RICHARD L. CRUESS, M.D..................  11,754,300(2)       34.88%       11,754,300(2)       94.28%
  Center for Medical Education
  McGill University
  Montreal, Quebec, Canada
SUZANNE H. GARCIA.......................  11,776,500(2)(3)    34.94%       11,776,500(2)(3)    94.46%
  P.O. Box 5040
  Santa Fe, New Mexico 87502(5)
SCUDDER, STEVENS & CLARK, INC. .........   1,893,500           5.62%               --             --
  345 Park Avenue
  New York, New York 10158(5)
STATE OF WISCONSIN INVESTMENT BOARD.....   2,540,000           7.54%               --             --
  P.O. Box 7842
  Madison, Wisconsin 53707(5)
All officers and directors of the
  Company as a group (21 persons).......  11,944,876(3)(4)    35.44%       11,802,135(3)       94.67%

---------------
(1) Computed on the basis of 33,701,279 shares of Common Stock and 12,466,976 shares of Class B Common Stock, as the case may be, outstanding on the Record Date.

(2) Includes the number of shares of Common Stock and of Class B Common Stock, as the case may be, owned of record by CPI and as to which Henry H. Hoyt, Jr., Richard L. Cruess and Suzanne H. Garcia are deemed beneficial owners by virtue of their relationships with CPI. Henry H. Hoyt, Jr., Richard L. Cruess and Suzanne H. Garcia disclaim beneficial ownership of such shares.

(3) Includes an additional 132,509 and 22,500 shares of Common Stock and 31,560 and 22,500 shares of Class B Common Stock which are beneficially owned by Henry H. Hoyt, Jr., and Suzanne H. Garcia, respectively. In no case do these additional shares constitute more than 1/2 of 1% of the shares of Common Stock or Class B Common Stock, as the case may be, outstanding and they do not change the approximate percentage of ownership reflected in the table. Henry H. Hoyt, Jr. disclaims beneficial ownership of 9,000 of these additional shares of Common Stock and 9,000 of these additional shares of Class B Common Stock that are held in testamentary trusts of which he is a trustee and/or remainderman. Suzanne H. Garcia disclaims beneficial ownership of 9,000 of these additional shares of Common Stock and 9,000 of these additional shares of Class B Common Stock.

(4) Does not include 130,129 shares of Common Stock issuable to certain officers at a future date pursuant to the Company's Restricted Stock Award Plan.

(5) Based solely on a review of the reports of ownership and changes in their ownership filed with the Securities and Exchange Commission and the New York Stock Exchange and representations furnished to the Company during the last fiscal year by officers, directors and more than 5% beneficial owners of a registered class of the Company's equity securities, the Company believes that each of these persons is in compliance with all applicable filing requirements.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

EXECUTIVE COMPENSATION

     The Summary Compensation Table shows certain information for the Company's Chief Executive Officer and each of the four other most highly compensated executive officers of the Company for services rendered in all capacities during the fiscal years ended March 31, 1995, 1994 and 1993. The information includes the dollar value of base salaries, bonus awards and long-term incentive plan awards and payouts and certain other compensation, if any, whether paid or deferred.

                           SUMMARY COMPENSATION TABLE

                                                                                         LONG TERM
                                                                                       COMPENSATION
                                                                                 -------------------------
                                                ANNUAL COMPENSATION                               ALL
                                      ---------------------------------------    RESTRICTED      OTHER
                                      FISCAL                                       STOCK      COMPENSATION
    NAME AND PRINCIPAL POSITION        YEAR     SALARY     BONUS      OTHER      AWARDS(2)        (1)
------------------------------------  ------   --------   --------   --------    ----------   ------------
Henry H. Hoyt, Jr. .................   1995    $978,000   $550,200   $ 80,662(3)     -0-        $ 40,752
  Chairman of the Board,               1994     889,100    666,800     79,766        -0-          36,823
  Chief Executive Officer and          1993     808,300    687,100    100,808        -0-          25,432
  Director
Daniel J. Black.....................   1995    $978,000   $550,200   $109,387(3)     -0-        $ 36,105
  President, Chief Operating           1994     889,100    666,800    111,008        -0-          32,176
  Officer and Director                 1993     808,300    687,100    128,780        -0-          20,784
Ralph Levine........................   1995    $448,800   $249,500   $ 67,129(3)     -0-        $ 20,814
  Vice President, Secretary,           1994     410,000    308,000     58,596        -0-          20,038
  General Counsel and Director         1993     343,750    280,000     87,434        -0-          16,790
Paul A. Veteri......................   1995    $448,800   $249,500   $ 61,064(3)     -0-        $ 16,362
  Vice President, Finance,             1994     410,000    308,000     62,953        -0-          15,586
  Chief Financial Officer and          1993     340,100    280,000     57,228        -0-          12,302
  Director
Herbert Sosman......................   1995    $437,400   $229,700   $ 71,931(3)     -0-        $ 23,894
  Vice President,                      1994     405,000    283,500     67,962        -0-          22,881
  Pharmaceuticals                      1993     375,000    262,500     66,058        -0-          19,469

---------------
(1) Includes Company contributions vested pursuant to the Supplemental Retirement and Savings Plan and the Executive Pension Benefits Plan and Company paid premiums in connection with supplemental death benefit agreements with each executive officer. The vested contributions to the Supplemental Retirement and Savings Plan and the Executive Pension Benefits Plan for each executive officer for the fiscal year ended March 31, 1995 are as follows: Henry H. Hoyt, Jr. -- $20,265; Daniel J. Black -- $20,265; Ralph Levine -- $8,976; Paul A. Veteri -- $8,976; and Herbert Sosman -- $9,113. The premiums paid with respect to the supplemental death benefit agreement for each executive officer for the fiscal year ended March 31, 1995 are as follows: Henry H. Hoyt, Jr. -- $20,487; Daniel J. Black -- $15,840; Ralph Levine -- $11,838; Paul A. Veteri -- $7,386; and Herbert Sosman -- $14,781.

(2) Henry H. Hoyt, Jr. and Daniel J. Black each received awards of 166,566 shares on May 10, 1990 which vested on May 10, 1995. The market value of these shares was $1,998,792 on March 31, 1995. Ralph Levine received an award of 45,768 shares on November 22, 1990 which vested on November 22, 1995. The market value of these shares was $549,216 on March 31, 1995. Paul
    A. Veteri received an award of 45,684 shares on November 22, 1990 which vested on November 22, 1995. The market value of these shares was $548,208 on March 31, 1995. Herbert Sosman received an award of 55,113 shares on December 18, 1990 which vested on December 18, 1995. The market value of these shares was $661,356 on March 31, 1995.

     If there is a change in control of the Company, the shares shall become fully vested. Dividends accumulated since the date of grant are paid to the recipient of the award at vesting.

(3) Included in this amount is $25,861, $45,741, $29,260, $24,334 and $25,625 for Henry H. Hoyt, Jr., Daniel J. Black, Ralph Levine, Paul A. Veteri and Herbert Sosman, respectively related to withholding taxes paid by the Company on the employee's behalf.

                 PENSION PLAN TABLE FOR ANNUAL PROXY STATEMENT

 COVERED       15 YEARS     20 YEARS     25 YEARS     30 YEARS      35 YEARS
COMPENSATION   SERVICE      SERVICE      SERVICE      SERVICE       SERVICE
----------     --------     --------     --------     --------     ----------
$  300,000     $ 85,522     $114,029     $142,536     $172,536     $  202,536
$  400,000     $115,522     $154,029     $192,536     $232,536     $  272,534
$  500,000     $145,522     $194,029     $242,536     $292,536     $  342,536
$  600,000     $175,522     $234,029     $292,536     $352,536     $  412,536
$  700,000     $205,522     $274,029     $342,536     $412,536     $  482,536
$  800,000     $235,522     $314,029     $392,536     $472,536     $  552,536
$  900,000     $265,522     $354,029     $442,536     $532,536     $  622,536
$1,000,000     $295,522     $394,029     $492,536     $592,536     $  692,536
$1,100,000     $325,522     $434,029     $542,536     $652,536     $  762,536
$1,200,000     $355,522     $474,029     $592,536     $712,536     $  832,536
$1,300,000     $385,522     $514,029     $642,536     $772,536     $  902,536
$1,400,000     $415,522     $554,029     $692,536     $832,536     $  972,536
$1,500,000     $445,522     $594,029     $742,536     $892,536     $1,042,536
$1,600,000     $475,522     $634,029     $792,536     $952,536     $1,112,536

     The Employees' Retirement Plan of Carter-Wallace, Inc. (the "Retirement Plan") is a noncontributory defined benefit plan. The Retirement Plan provides for a pension payable upon retirement at age 65 in an amount calculated on the basis of the number of years of credited service and the individual's average salary during the five consecutive highest paid years in the ten year period immediately preceding the individual's retirement date. Covered compensation does not include deferred compensation or other incentive compensation. The Retirement Plan permits early retirement and deferred retirement under specified conditions.

     The above table shows the estimated annual benefits payable on retirement to eligible employees, including officers and directors, under the Retirement Plan as in effect on March 31, 1995. Amounts shown are based on the assumptions that the Retirement Plan remains in effect without change, and that the individual receives a straight life benefit with no reduction to allow for payment to a surviving spouse, as is permitted by the Retirement Plan.

     The above computation of benefits assumes continued employment to age 65 and covered compensation as described above. Amounts shown are before applicable federal and state income taxes payable by the recipient and are net of a portion of applicable Social Security benefits received. The portion of the benefits accrued as of September 30, 1980 is subject to annual cost-of-living adjustments.

     Current covered remuneration and credited years of service for purposes of the Retirement Plan and the Executive Pension Benefits Plan (the "Executive Pension Plan") for each executive officer named in the Summary Compensation Table are $1,528,200 and 34 years for Daniel J. Black, $1,528,200 and 43 years for Henry H. Hoyt, Jr., $698,300 and 31 years for Ralph Levine, $698,300 and 18 years for Paul A. Veteri and $667,100 and 16 years for Herbert Sosman. Amounts payable under the Retirement Plan may not exceed the limitation imposed by
Section 415 of the Internal Revenue Code (currently $120,000, but subject to periodic cost-of-living adjustments, or the individual's average covered compensation for his three highest paid years, whichever is less) and the amount of credited compensation which may be taken into account in the computation of pension benefits may not exceed the amount permitted under Section 401(a)(17) of the Code (currently $150,000, subject to cost-of-living adjustments). Amounts shown in the above table include benefits in excess of such limitations that are payable under the Executive Pension Plan described below.

     The Executive Pension Plan is an unfunded plan which provides for the payment of vested pension benefits, which would otherwise be payable under the Retirement Plan but for the limitations of Sections 415 and 401(a)(17) of the Code and the exclusion from covered compensation of amounts deferred under the Executive Savings Plan, and which mitigates the reduction in retirement benefits of corporate officers who elect early retirement. Corporate officers' covered compensation used in calculating Executive Pension Plan benefits include accrued bonuses.

EMPLOYMENT AGREEMENTS

     The Company has entered into employment agreements with Mr. Black, Mr. Sosman, Mr. Levine and Mr. Veteri.

     Mr. Black's employment agreement, as amended from time to time, provides for his employment initially as President and Chief Operating Officer of the Company at a salary of not less than $1,056,300 per year for a period commencing April 24, 1992 and continuing for a period of five (5) years from December 31st of any year in which the Board of Directors desires to terminate Mr. Black's agreement, and requires the Company to pay the premium on a $500,000 insurance policy on Mr. Black's life and certain federal, state and city income taxes on such premium amount and taxes. The employment agreement provides for the Company to use its best efforts to cause Mr. Black to be elected a director of the Company.

     Mr. Sosman's employment agreement provides for his employment as a Vice President of the Company and President of the Company's Wallace Laboratories Division at a salary of not less than $347,200 per year and a bonus to be determined under the Company's Profit Sharing Plan for a five-year period commencing October 31, 1992.

     Mr. Levine's employment agreement provides for his employment as Vice President, Secretary and General Counsel of the Company for a period commencing April 10, 1992 and terminating July 2, 2001. Mr. Veteri's employment agreement provides for his employment as Vice President, Finance of the Company for a period commencing April 10, 1992 and continuing for a period of five years from April 1st of any year in which the Board of Directors desires to terminate Mr. Veteri's agreement. The cash compensation received by Mr. Levine and Mr. Veteri pursuant to the employment agreements is included in the amounts disclosed in the Summary Compensation Table.

COMPENSATION OF DIRECTORS

     Directors, other than those who are salaried employees of the Company, received an annual fee of $35,000 for serving on the Board of Directors and a fee of $500 for each meeting of the Audit Committee that they attended, but did not receive a fee for attendance at meetings of the Board of Directors or meetings of any committee other than the Audit Committee. Directors who are salaried employees of the Company received a fee of $250 for each meeting of the Board of Directors that they attended.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During the fiscal year ended March 31, 1995, the Compensation Committee of the Board of Directors of the Company consisted of Richard L. Cruess, M.D., Chairman, Herbert M. Rinaldi and David M. Baldwin. None of such persons was, during such fiscal year or formerly, an officer of the Company or any of its subsidiaries or had any relationship with the Company other than serving as a director of the Company. In addition, during the fiscal year ended March 31, 1995, no executive officer of the Company served as a director or a member of the compensation committee of another entity, one of whose executive officers served as a Director or on the Compensation Committee of the Company.

             PROPOSAL TO APPROVE THE 1996 LONG-TERM INCENTIVE PLAN

     The Board of Directors is submitting the Plan to the stockholders for their approval. The purpose of the Plan is to advance the interests of the Company and its stockholders by providing corporate officers of the Company with a larger personal and financial interest in the success of the Company through the grant of stock-based incentive compensation. The Board of Directors believes that the Plan will benefit the Company and its stockholders and, thus, recommends approval of the Plan.

GENERAL INFORMATION

     Effective Date and Duration of the Plan. The Plan became effective on December 7, 1995, subject to shareholder approval by the affirmative vote or consent of holders of a majority of the issued and outstanding shares of Common Stock, and will terminate 10 years from the date of its adoption, or such earlier date as the Board of Directors may determine.

     Administration. The Plan is to be administered by a committee of the Board of Directors (the "Committee") that consists of at least two directors and that satisfies the provisions of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") or any successor rule, and Section 162(m)(4)(C)(i) of the Internal Revenue Code of 1986, as amended (the "Code"). Such Committee will select persons to receive awards under the Plan, determine the amount of each award and the terms and conditions governing such award, interpret the Plan and any awards granted thereunder, establish rules and regulations for the administration of the Plan and take any other action necessary or desirable for the administration of the Plan.

     Underlying Shares Awarded Under the Plan. It is not possible to state, in advance, the number or identities of any grantees under the Plan, or any amounts to be awarded under the Plan. The maximum number of shares that could be delivered or purchased under the Plan is 4,500,000 shares of Common Stock, subject to adjustment to preserve the value of an award in the event of any change in the outstanding Common Stock by reason of any stock dividend, stock split, combination of shares, recapitalization, or other similar change in the capital stock of the Company, or in the event of the merger or consolidation of the Company into or with any other corporation or the reorganization of the Company.

     The shares of Common Stock may be authorized but unissued shares that are not reserved for any other purpose, or previously issued shares acquired by the Company and held in its treasury. If, as a result of the termination, expiration or forfeiture of an award or otherwise, certain shares were no longer subject to an award under the Plan, such shares would again be available for future awards under the Plan.

     Amendment of the Plan. The Plan may be amended by the Board as the Board deems advisable; provided, however, that no amendment will become effective unless approved by affirmative vote of the Company's shareholders if such approval is necessary for the continued validity of the Plan or if the failure to obtain such approval would adversely affect the compliance of the Plan with Rule 16b-3 under the Exchange Act or any other rule or regulation. No amendment may, without the consent of a participant, impair such participant's rights under any Option previously granted under the Plan.

AWARDS AVAILABLE UNDER THE PLAN

     Pursuant to the Plan, awards may be granted to any employee, whether or not a director, who is a corporate officer of the Company. Awards shall consist of a combination of (i) options to purchase Common Stock of the Company ("Options") and (ii) restricted stock and/or deferred stock. 80% of the shares of Common Stock covered by an award will be in the form of an Option and 20% will be in the form of Restricted Stock and/or Deferred Stock.

     Options. Any Options awarded under the Plan, which will be evidenced by option agreements, will be either Options intended to qualify as incentive stock options under Section 422 of the Code ("Incentive Stock Options") or Options not intended to so qualify ("Nonstatutory Stock Options").

     The aggregate fair market value of Common Stock for which a participant is granted Incentive Stock Options that first become exercisable during any given calendar year will be limited to $100,000. To the extent such limitation is exceeded, an Option will be treated as a Nonstatutory Stock Option.

     No corporate officer may be granted Options during any consecutive 60-month period on more than 1,000,000 shares of Common Stock, subject to adjustment in the event of any change in the outstanding Common Stock by reason of any stock dividend, stock split, combination of shares, recapitalization, or other similar change in the capital stock of the Company, or in the event of the merger or consolidation of the Company into or with any other corporation or the reorganization of the Company.

     An Option may be granted for a term not to exceed 10 years from the date such Option is granted. An Incentive Stock Option awarded to an employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company may not, in any event, be exercisable after the expiration of five years from the date such Incentive Stock Option is granted. All Options will be exercisable in accordance with the terms and conditions set forth in the option agreements evidencing the grant of such Options. Except under limited circumstances involving termination of employment due to death or disability, a participant may not exercise any Option granted under the Plan within the first year after the date of the grant of such Option.

     The price for which shares of Common Stock may be purchased upon the exercise of an Option will be the fair market value of such shares on the date of the grant of such Option; provided, however, that an Incentive Stock Option granted to an employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company shall have a purchase price for the underlying shares equal to 110% of the fair market value of the Common Stock on the date of grant. For purposes of the Plan, the fair market value of a share of Common Stock on a specified date will be the closing price of the Common Stock on such date on the New York Stock Exchange or, if no such sale of Common Stock occurs on such date, the fair market value of the Common Stock as determined by the Committee in good faith.

     Full payment of the purchase price for shares of Common Stock purchased upon the exercise, in whole or in part, of an Option granted under the Plan must be made at the time of such exercise. The Plan provides that the purchase price may be paid in cash or in shares of Common Stock valued at their fair market value on the date of purchase. Alternatively, an Option may be exercised in whole or in part by delivering a properly executed exercise notice, together with irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds necessary to pay the purchase price and applicable withholding taxes, and any other documents that the Committee deems necessary.

     During a participant's lifetime, Options granted under the Plan will be exercisable only by such participant. Furthermore, any Options granted under the Plan may not be transferred, other than by will or by the laws of descent and distribution. Notwithstanding the foregoing, a participant may transfer a Nonstatutory Stock Option granted under the Plan to his or her spouse, children and/or grandchildren, or to one or more trusts for the benefit of such family members, if the agreement evidencing such Option so provides and the participant does not receive any consideration for the transfer. Any Option so transferred will be subject to the same terms and conditions that applied to such Option immediately prior to its transfer, except that it will not be further transferable by the transferee during the transferee's lifetime.

     If the Company terminates a participant's employment for "cause" (as defined in the Plan), such participant may not exercise any Options received under the Plan. If a participant's employment terminates by reason of retirement, such participant's Options may be exercised at any time prior to their expiration, with respect only to such number of shares of Common Stock as to which the right of exercise had accrued at the time of termination of employment. If a participant's employment terminates by reason of death or permanent disability, such participant's Options may be exercised at any time prior to their expiration, with respect to all shares of Common Stock subject thereto. If a participant's employment terminates under any other circumstances, the Options will be exercisable for a period of three months following the date of such termination, with respect only to such number of shares as to which the right of exercise had accrued at the time of termination of employment. Except in the event of a participant's death, an Incentive Stock Option exercised more than three months (or one year if the participant is permanently disabled) following the participant's termination of employment will be treated as a Nonstatutory Stock Option.

     Restricted Stock. Restricted stock will be evidenced by restricted stock agreements that set forth the award and reflect the conditions of such award. Participants who receive a restricted stock award will be issued a certificate in respect of the shares of Common Stock covered by such award. Such certificate will be registered in the name of such participant and will bear an appropriate legend referring to the terms, conditions and restrictions of the award. Such certificate will, in the Committee's discretion, be placed in escrow pending the vesting or forfeiture of such restricted stock.

     A participant who is awarded restricted stock will, subject to certain limitations, have all of the rights of a shareholder of the Company, including the right to vote shares. Cash dividends paid with respect to shares of restricted stock will be deferred and will be paid to the participant, without any interest thereon and less any amounts due to the Company, upon the vesting of such restricted stock.

     Prior to the vesting of shares of restricted stock, a participant will not be permitted to sell, transfer, pledge, or assign shares of restricted stock, and any attempt to so sell, transfer, pledge, or assign such shares will be ineffective.

     Restricted stock will vest only at the end of the four-year period commencing with the date of such award, and only if the participant shall have remained in the employ of the Company throughout such period; provided, however, that under certain limited circumstances involving the termination of employment due to retirement, death or permanent disability, or certain other limited cases, such restricted stock may vest earlier. If a participant's employment terminates by reason of retirement, any restricted stock award held by such participant will vest with respect to a number of shares determined by multiplying the total number of shares covered by the restricted stock award by a fraction, the numerator of which is equal to the number of days from the date of the award to the date of retirement, and the denominator of which is 1,461; any remaining shares of restricted stock shall be forfeited. If employment is terminated by reason of death or permanent disability of the participant, his or her restricted stock will vest immediately. If a participant, other than one who is retiring, voluntarily terminates employment or is terminated by the Company for "cause" (as defined in the Plan), restricted stock held by such participant will be forfeited. If a participant's employment terminates under any other circumstances, any restricted stock award held by such participant will vest with respect to a number of shares determined by multiplying the total number of shares covered by the restricted stock award by a fraction, the numerator of which is equal to the number of days from the date of the award to the date of termination, and the denominator of which is 1,461; any remaining shares of restricted stock shall be forfeited.

     Deferred Stock. Deferred stock, representing the Company's unfunded promise to transfer shares of Common Stock in the future, will be evidenced by deferred stock agreements that set forth the deferred stock award and reflect the conditions of such award. Upon the vesting of a deferred stock award, a participant will be issued a stock certificate for a number of shares of Common Stock equal to the number of shares of deferred stock.

     The rights of a participant with respect to deferred stock will be no greater than those of a general creditor of the Company.

     An amount equal to any cash dividends paid with respect to the number of shares of Common Stock covered by a deferred stock award will be paid to a participant, without any interest thereon and less any amounts due to the Company, upon the vesting of such deferred stock.

     Prior to the vesting of shares of deferred stock, a participant will not be permitted to sell, transfer, pledge, or assign shares of deferred stock, and any attempt to so sell, transfer, pledge, or assign such shares will be ineffective.

     Deferred stock will vest only at the end of the four-year period commencing with the date of such award, and only if the participant shall have remained in the employ of the Company throughout such period; provided, however, that under certain limited circumstances involving the termination of employment due to retirement, death or permanent disability, or certain other limited cases, deferred stock may vest earlier. If employment is terminated by reason of retirement, any deferred stock award held by such participant will vest with respect to a number of shares determined by multiplying the total number of shares covered by the deferred stock award by a fraction, the numerator of which is equal to the number of days from the date of the award to the date of retirement, and the denominator of which is 1,461; any remaining shares of deferred stock shall be forfeited. If a participant's employment terminates by reason of death or permanent disability, such participant's deferred stock will immediately vest. If a participant, other than one who is retiring, voluntarily terminates employment or is terminated by the Company for "cause" (as defined in the Plan), any deferred stock held by such participant will be forfeited. If a participant's employment is terminated under any other circumstances, a deferred stock award held by such participant will vest with respect to a number of shares determined by multiplying the total number of shares covered by the deferred stock award by a fraction, the numerator of which is equal to the number of days from the date of the award to the date of termination, and the denominator of which is 1,461; any remaining shares of deferred stock shall be forfeited.

CHANGE IN CONTROL

     Upon the occurrence of a Change in Control (as defined below), outstanding awards of restricted stock or deferred stock will become fully vested, and outstanding Options will become immediately exercisable. An Option held by a participant upon his or her termination of employment following a Change in Control will remain exercisable for the balance of its term. Upon the exercise of an Option within one year after the occurrence of a Change in Control, a participant will be entitled to receive, in addition to the shares of Common Stock thereby purchased, a cash payment equal to the excess of (i) the aggregate Change in Control Price (as defined below) of the number of shares of Common Stock purchased upon such exercise (or which would have been so purchased but for the substitution or addition of other shares or securities pursuant to the adjustment provisions of Section 11 of the Plan) over (ii) the fair market value on the date of exercise of the shares of Common Stock (or other securities) purchased upon such exercise.

     As used in the Plan, a "Change in Control" means the acquisition by any person (including an individual, a corporation, a partnership, an association, a joint-stock company, a trust, or any unincorporated organization, but excluding a member of the Hoyt Family or a trust primarily for the benefit of members of the Hoyt Family or parties controlled by members of the Hoyt Family) in one transaction or in a series of transactions of (i) shares of stock which would, alone or aggregated with shares of stock already owned by such person, result in such person owning more than 50 percent of the voting power of the securities of the Company possessing the right to vote on the election of directors and all other matters which require the approval of stockholders generally; (ii) all or substantially all of the properties and assets of the Company; or (iii) the power, whether direct or indirect, whether exercised or not, to direct or cause the direction of the management or policies of the Company, whether through record or beneficial ownership of voting securities or other equity or debt interests, by contract, by proxy or otherwise. For purposes of this definition, the "Hoyt Family" means the family of Henry H. Hoyt, Sr., his descendants, and members of such descendants' families.

     The "Change in Control Price" means the highest price per share paid in any transaction reported on the New York Stock Exchange Composite Index, or paid or offered in any bona fide transaction related directly, or in any way indirectly, to a Change in Control, at any time during the six-month period immediately preceding the occurrence of the Change in Control.

     The foregoing summary is qualified in its entirety by reference to the full text of the Plan, which is set forth as Exhibit A to this Consent Solicitation Statement.

     On January 15, 1996, the closing price of the Company's common stock on the New York Stock Exchange was $11.78 per share.

     The adoption of this proposal to approve the Plan requires that the number of votes cast in favor of the proposal constitute at least a majority of the outstanding shares of Common Stock and Class B Common Stock voting as one class.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR APPROVAL OF THE 1996 LONG-TERM INCENTIVE PLAN.

                                          By Order of the Board of Directors,

                                          RALPH LEVINE
                                          Secretary

New York, New York
January 22, 1996

                                                                       EXHIBIT A

                              CARTER-WALLACE, INC.

                         1996 LONG-TERM INCENTIVE PLAN

     1. Purpose. The purpose of this Carter-Wallace, Inc. 1996 Long-Term Incentive Plan (the "Plan") is to advance the interests of Carter-Wallace, Inc. (the "Company") and its shareholders by providing corporate officers of the Company with a larger personal and financial interest in the success of the Company through the grant of stock-based incentive compensation.

     2. Administration. The Plan shall be administered by a committee (the "Committee") consisting of at least two members of the Board of Directors of the Company (the "Board"). The Committee shall be constituted in such a manner as to satisfy the requirements of applicable law, the provisions of Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act") or any successor rule, and the provisions of Section 162(m)(4)(C)(i) of the Internal Revenue Code of 1986, as amended (the "Code"). The Committee shall be appointed, and vacancies shall be filled, by the Board. The Committee shall have full power and authority to (i) select the individuals to whom awards may be granted under the Plan; (ii) determine the amount of each award and the terms and conditions, not inconsistent with the provisions of the Plan, governing such award; (iii) interpret the Plan and any award granted thereunder; (iv) establish such rules and regulations as it deems appropriate for the administration of the Plan; and
(v) take such other action as it deems necessary or desirable for the administration of the Plan. Any action of the Committee with respect to the administration of the Plan shall be taken by majority vote. The Committee's interpretation and construction of any provision of the Plan or the terms of any award shall be conclusive and binding on all parties.

     3. Participants. Awards may be granted under the Plan to any employee, whether or not a director, who is a corporate officer of the Company.

     4. The Shares. The shares that may be delivered or purchased under the Plan shall not exceed an aggregate of 4,500,000 shares (subject to adjustment pursuant to Section 11) of common stock, par value $1 per share, of the Company (the "Common Stock"). Such shares of Common Stock may be set aside out of the authorized but unissued shares of Common Stock not reserved for any other purpose or out of previously issued shares acquired by the Company and held in its treasury. Any shares of Common Stock which, by reason of the termination, expiration, or forfeiture of an award or otherwise, are no longer subject to an award granted under the Plan may again be subjected to an award under the Plan.

     5. Awards. Awards under the Plan shall consist of a combination of (i) Options and (ii) Restricted Stock and/or Deferred Stock. The total number of shares of Restricted Stock and/or Deferred Stock granted to a participant as part of an award shall equal 25 percent of the number of shares of Common Stock covered by the Option granted to the participant as part of the same award.

     6. Options. Options to purchase Common Stock ("Options") shall be evidenced by option agreements which shall be subject to the terms and conditions set forth in the Plan and such other terms and conditions not inconsistent herewith as the Committee may approve.

          (a) Types of Options. Options granted under the Plan shall, as determined by the Committee at the time of grant, be either Options intended to qualify as incentive stock options under Section 422 of the Code ("Incentive Stock Options") or Options not intended to so qualify ("Nonstatutory Stock Options"). Each option agreement shall identify the Option as an Incentive Stock Option or as a Nonstatutory Stock Option.

          (b) Price. The price at which shares of Common Stock may be purchased upon the exercise of an Option granted under the Plan shall be the fair market value of such shares on the date of grant of such Option; provided, however, that an Incentive Stock Option granted to an employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company shall have a purchase price for the underlying shares equal to 110% of the fair market value of the Common Stock on the date of grant.

          For purposes of the Plan, the fair market value of a share of Common Stock on a specified date shall be the closing price on such date of the Common Stock on the New York Stock Exchange or, if no such sale of Common Stock occurs on such date, the fair market value of the Common Stock as determined by the Committee in good faith.

          (c) Per-Participant Limit. No participant may be granted Options during any consecutive 60-month period on more than 1,000,000 shares of Common Stock (subject to adjustment pursuant to Section 11).

          (d) Limitation on Incentive Stock Options. The aggregate fair market value (determined on the date of grant) of Common Stock for which a participant is granted Incentive Stock Options that first become exercisable during any given calendar year shall be limited to $100,000. To the extent such limitation is exceeded, an Option shall be treated as a Nonstatutory Stock Option.

          (e) Nontransferability. Options granted under the Plan shall not be transferable other than by will or by the laws of descent and distribution, and, during a participant's lifetime, shall be exercisable only by the participant. Notwithstanding the foregoing, a participant may transfer any Nonstatutory Option granted under the Plan to the participant's spouse, children and/or grandchildren, or to one or more trusts for the benefit of such family members, if the agreement evidencing such Option so provides and the participant does not receive any consideration for the transfer. Any Option so transferred shall continue to be subject to the same terms and conditions that applied to such Option immediately prior to its transfer (except that such transferred Option shall not be further transferable by the transferee during the transferee's lifetime).

          (f) Term and Exercisability of Options. Options may be granted for terms of not more than 10 years and shall be exercisable in accordance with such terms and conditions as are set forth in the option agreements evidencing the grant of such Options. In no event shall an Incentive Stock Option granted to an employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company be exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

          Except as otherwise provided in Section 6(g), no Option granted under the Plan shall be exercisable by a participant during the first year after the date of grant of such Option.

          (g) Termination of Employment. An Option may not be exercised following a participant's termination of employment except as set forth in this Section 6(g).

             (i) Retirement. If a participant's employment terminates by reason of retirement under the Company's pension plan at or after age 62, the participant's Options may be exercised at any time prior to their expiration with respect only to such number of shares of Common Stock as to which the right of exercise had accrued at the time of termination of employment.

             (ii) Death or Disability. If a participant's employment terminates by reason of death or permanent disability (within the meaning of Section 22(e)(3) of the Code), the participant's Options may be exercised at any time prior to their expiration with respect to all shares of Common Stock subject thereto (whether or not the right of exercise had accrued at the time of termination of employment).

             (iii) Termination for Cause. No Options may be exercised following a participant's termination of employment by the Company for Cause. For purposes of the Plan, "Cause" shall mean conduct justifying immediate dismissal, consisting of theft, conviction of a felony, breach of any non-competition or confidentiality covenant contained in an employment agreement between the participant and the Company, habitual drunkenness, or excessive absenteeism not related to illness.

             (iv) Other Circumstances. If a participant's employment terminates under circumstances not described in clause (i), (ii), or (iii) above, such participant's Options may only be exercised within three months following the date of such termination and with respect only to such number of shares as to which the right of exercise had accrued at the time of termination of employment.

In no event may an Option be exercised after the expiration of the term of such Option. Except in the event of a participant's death, an Incentive Stock Option exercised more than three months (one year if the participant is permanently disabled) following the participant's termination of employment will be treated as a Nonstatutory Stock Option.

          (h) Payment. Full payment of the purchase price for shares of Common Stock purchased upon the exercise, in whole or in part, of an Option granted under the Plan shall be made at the time of such exercise. The purchase price may be paid in cash or in shares of Common Stock valued at their fair market value on the date of purchase. Alternatively, an Option may be exercised in whole or in part by delivering a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds necessary to pay the purchase price and applicable withholding taxes, and such other documents as the Committee may determine.

     7. Restricted Stock. Restricted Stock shall be evidenced by restricted stock agreements which shall be subject to the terms and conditions set forth in the Plan and such other terms and conditions not inconsistent herewith as the Committee may approve.

          (a) Awards and Certificates. As a condition to receiving any Restricted Stock award, the participant shall execute an agreement evidencing the award and reflecting the conditions imposed upon such award. Each participant receiving Restricted Stock shall be issued a certificate in respect of the shares of Common Stock covered by such award. Such certificate shall be registered in the name of such participant, shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award, and shall, in the Committee's discretion, be placed in escrow pending the vesting or forfeiture of such Restricted Stock.

          (b) Rights as Shareholder.  Except as otherwise provided in this
     Section 7, a participant shall have, with respect to shares of Restricted Stock, all of the rights of a shareholder of the Company, including the right to vote shares. Cash dividends paid with respect to shares of Restricted Stock shall be deferred and shall be paid to the participant, without any interest thereon and less any amounts due to the Company, upon the vesting of such Restricted Stock.

          (c) Vesting of Restricted Stock.  Except as otherwise provided in this
     Section 7 and in Section 9, Restricted Stock shall vest only at the end of the four-year period commencing with the date of such award, and only if the participant shall have remained employed by the Company throughout such period. Prior to the vesting of shares of Restricted Stock, the participant shall not be permitted to sell, transfer, pledge, or assign such shares of the Restricted Stock, and any attempt to so sell, transfer, pledge, or assign such shares shall be ineffective.

             (i) Retirement. If a participant's employment terminates by reason of retirement under the Company's pension plan at or after age 62, any Restricted Stock award held by such participant shall vest with respect to a number of shares determined by multiplying the total number of shares covered by the Restricted Stock award by a fraction, the numerator of which is equal to the number of days from the date of the award to the date of retirement, and the denominator of which is 1,461; any remaining shares of Restricted Stock shall be forfeited.

             (ii) Death or Disability. If a participant's employment terminates by reason of death or permanent disability (within the meaning of Section 22(e)(3) of the Code), the participant's Restricted Stock shall immediately vest.

             (iii) Voluntary Termination or Termination for Cause. If a participant not described in clause (i) voluntarily terminates employment, or if such participant's employment is terminated by the Company for Cause, any shares of Restricted Stock held by the participant shall be forfeited.

             (iv) Other Circumstances. If a participant's employment terminates under circumstances not described in clause (i), (ii), or (iii) above, any Restricted Stock award held by such participant shall vest with respect to a number of shares determined by multiplying the total number of shares covered by the Restricted Stock award by a fraction, the numerator of which is equal to the number of days from the date of the award to the date of termination, and the denominator of which is 1,461; any remaining shares of Restricted Stock shall be forfeited.

     For purposes hereof, any fraction of a share shall be disregarded and restrictions shall lapse on Restricted Stock in accordance with the foregoing to the nearest whole number of shares.

     8. Deferred Stock. Deferred Stock, representing the Company's unfunded promise to transfer shares of Common Stock in the future, shall be evidenced by deferred stock agreements which shall be subject to the terms and conditions set forth in the Plan and such other terms and conditions not inconsistent herewith as the Committee may approve. A participant shall have no rights with respect to Deferred Stock that are greater than those of a general creditor of the Company.

          (a) Awards and Certificates. As a condition to receiving any Deferred Stock award, the participant shall execute an agreement evidencing the award and reflecting the conditions imposed upon such award. Upon the vesting of a Deferred Stock award, the participant shall be issued a stock certificate for a number of shares of Common Stock equal to the number of shares of Deferred Stock.

          (b) Deferred Dividends. An amount equal to any cash dividends paid with respect to the number of shares of Common Stock covered by a deferred stock award shall be paid to the participant, without any interest thereon and less any amounts due to the Company, upon the vesting of such Deferred Stock.

          (c) Vesting of Deferred Stock.  Except as otherwise provided in this
     Section 8 and in Section 9, Deferred Stock shall vest only at the end of the four-year period commencing with the date of such award and only if the participant shall have remained employed by the Company throughout such period. Prior to the vesting of shares of Deferred Stock, the participant shall not be permitted to sell, transfer, pledge, or assign such Deferred Stock, and any attempt to so sell, transfer, pledge, or assign such Deferred Stock shall be ineffective.

             (i) Retirement. If a participant's employment terminates by reason of retirement under the Company's pension plan at or after age 62, any Deferred Stock award held by such participant shall vest with respect to a number of shares determined by multiplying the total number of shares covered by the Deferred Stock award by a fraction, the numerator of which is equal to the number of days from the date of the award to the date of retirement, and the denominator of which is 1,461; any remaining shares of Deferred Stock shall be forfeited.

             (ii) Death or Disability. If a participant's employment terminates by reason of death or permanent disability (within the meaning of Section 22(e)(3) of the Code), the participant's Deferred Stock shall immediately vest.

             (iii) Voluntary Termination or Termination for Cause. If a participant not described in clause (i) voluntarily terminates employment, or if such participant's employment is terminated by the Company for Cause, any Deferred Stock held by the participant shall be forfeited.

             (iv) Other Circumstances. If a participant's employment terminates under circumstances not described in clause (i), (ii), or (iii) above, any Deferred Stock award held by such participant shall vest with respect to a number of shares determined by multiplying the total number of shares covered by the Deferred Stock award by a fraction, the numerator of which is equal to the number of days from the date of the award to the date of termination, and the denominator of which is 1,461; any remaining shares of Deferred Stock shall be forfeited.

     For purposes hereof, any fraction of a share shall be disregarded and restrictions shall lapse on Deferred Stock in accordance with the foregoing to the nearest whole number of shares.

     9. Change in Control. In the event of a Change in Control (as defined in Section 9(c)), the provisions of this Section 9 shall apply notwithstanding any contrary provision in the Plan.

          (a) Options. Upon the occurrence of a Change in Control, each outstanding Option shall become immediately exercisable, and upon a participant's termination of employment following such Change in Control any Option held by such participant shall remain exercisable for the balance of its term. Upon the exercise of an Option within one year after the occurrence of a Change in Control, the participant shall be entitled to receive, in addition to the shares of Common Stock thereby purchased, a cash payment equal to the excess of (i) the aggregate Change in Control Price (as defined in Section 9(d)) of the number of shares of Common Stock purchased upon such exercise (or which would have been so purchased but for the substitution or addition of other shares or securities pursuant to
     Section 11) over (ii) the fair market value on the date of exercise of the shares of Common Stock (or other securities) purchased upon such exercise.

          (b) Restricted Stock and Deferred Stock. Upon the occurrence of a Change in Control, any outstanding awards of Restricted Stock or Deferred Stock shall become fully vested.

          (c) Change in Control Defined. As used herein, a "Change in Control" shall mean the acquisition by any person (including an individual, a corporation, a partnership, an association, a joint-stock company, a trust, or any unincorporated organization, but excluding a member of the Hoyt Family, a trust primarily for the benefit of members of the Hoyt Family or parties controlled by members of the Hoyt Family) in one or in a series of transactions of (i) shares of stock which would, alone or aggregated with shares of stock already owned by such person, result in such person owning more than 50 percent of the voting power of the securities of the Company possessing the right to vote on the election of directors and all other matters which require the approval of shareholders generally; (ii) all or substantially all of the properties and assets of the Company; or (iii) the power, whether direct or indirect, whether exercised or not, to direct or cause the direction of the management or policies of the Company, whether through record or beneficial ownership of voting securities or other equity or debt interests, by contract, by proxy or otherwise. For purposes of this definition, the "Hoyt Family" shall mean the family of Henry H. Hoyt, Sr., his descendants, and members of such descendants' families.

          (d) Change in Control Price. The "Change in Control Price" shall mean the highest price per share paid in any transaction reported on the New York Stock Exchange Composite Index, or paid or offered in any bona fide transaction related directly, or in any way indirectly, to a Change in Control, at any time during the six-month period immediately preceding the occurrence of the Change in Control.

     10. Withholding. No later than the date as of which an amount first becomes includible in the gross income of a participant for Federal income tax purposes with respect to any award under the Plan, the participant shall pay to the Company, or make arrangement satisfactory to the Committee regarding the payment of, any Federal, state, or local taxes required by law to be withheld with respect to such amount. Unless otherwise determined by the Committee, withholding obligations may be settled with Common Stock, including Common Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind due to the participant. Any election made by a participant subject to Section 16(b) of the Exchange Act to have shares of Common Stock withheld in satisfaction of the withholding requirement with respect to such participant's award shall be subject to the approval of the Committee and shall be in accordance with the requirements of Rule 16b-3 under such Act.

     11. Changes in Capital Structure, etc. In the event of any change in the outstanding Common Stock by reason of any stock dividend, stock split, combination of shares, recapitalization, or other similar change in the capital stock of the Company, or in the event of the merger or consolidation of the Company into or with any other corporation or the reorganization of the Company, the number of shares covered by each outstanding award granted under the Plan, the option price per share of each Option granted under the Plan, the total number of shares for which awards may be granted under the Plan, and the maximum number of shares for which Options may be granted to a single participant, shall be appropriately adjusted by the Board to preserve the value of the award.

     12. Effective Date and Termination of Plan. The Plan shall become effective on the date of its adoption by the Board, subject to the ratification of the Plan by the affirmative vote or consent of holders of a majority of the issued and outstanding shares of Common Stock. The Plan shall terminate 10 years from the date of its adoption or such earlier date as the Board may determine. Any award outstanding under the Plan at the time of its termination shall remain in effect in accordance with its terms and conditions and those of the Plan.

     13. Amendment. The Board may amend the Plan in any respect from time to time; provided, however, that no amendment shall become effective unless approved by affirmative vote of the Company's shareholders if such approval is necessary for the continued validity of the Plan or if the failure to obtain such approval would adversely affect the compliance of the Plan with Rule 16b-3 under the Exchange Act or any other rule or regulation. No amendment may, without the consent of a participant, impair such participant's rights under any Option previously granted under the Plan.

     14. Legal and Regulatory Requirements. No Option shall be exercisable and no shares will be delivered under the Plan except in compliance with all applicable federal and state laws and regulations including, without limitation, compliance with withholding tax requirements and with the rules of all domestic stock exchanges on which the Common Stock may be listed. Any share certificate issued to evidence shares for which an Option is exercised may bear such legends and statements as the Committee shall deem advisable to assure compliance with federal and state laws and regulations. No Option shall be exercisable, and no shares shall be delivered under the Plan, until the Company has obtained consent or approval from regulatory bodies, federal or state, having jurisdiction over such matters as the Committee may deem advisable.

     15. General Provisions.

     (a) Nothing contained in the Plan, or in any award granted pursuant to the Plan, shall confer upon any employee any right to the continuation of the employee's employment or services.

     (b) The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of New York.

                              CARTER-WALLACE, INC.

                        WRITTEN CONSENT OF STOCKHOLDERS
                              IN LIEU OF A MEETING

                 THIS WRITTEN CONSENT IS SOLICITED ON BEHALF OF
                             THE BOARD OF DIRECTORS

     The undersigned stockholders of CARTER-WALLACE, INC., a Delaware Corporation (the "Company"), in accordance with Section 228 of the Delaware General Corporation Law and the bylaws of the Company, take the following action by written consent in lieu of a meeting:

                  [CONTINUED AND TO BE SIGNED ON REVERSE SIDE]

/X/   Please mark votes as in this example

     RESOLVED: That the stockholders of the Company hereby ratify, confirm and approve in all respects the adoption by the Board of Directors of the Company of the 1996 Long-Term Incentive Plan of the Company.

This written consent is effective as of the date indicated below.

     THIS IS AN ACTION BY WRITTEN CONSENT. THE SHARES REPRESENTED BY THIS WRITTEN CONSENT WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATION MADE HEREIN. IF YOU WISH TO AUTHORIZE THE RESOLUTION ABOVE, MARK THE BOX BELOW LABELED "CONSENT GRANTED". IF YOU WISH NOT TO AUTHORIZE THE RESOLUTION, MARK THE BOX LABELED "CONSENT WITHHELD". PLEASE MARK, SIGN, DATE AND RETURN THIS WRITTEN CONSENT PROMPTLY USING THE ENCLOSED ENVELOPE.

/ /   Consent Granted      / /   Consent Withheld      / /   Abstain

                                             Note: Please sign exactly as the
                                                   name appears on your stock
                                                   certificate. If the stock is
                                                   registered in the names of
                                                   two or more persons, each
                                                   should sign. Executors,
                                                   administrators, trustees,
                                                   guardians, attorneys and
                                                   corporate officers should
                                                   insert their titles.

                                             Signature:         Date:
                                                       --------      --------

                                             Signature:         Date:
                                                       --------      --------